PBHG IRA CAPITAL PRESERVATION FUND

                  PROSPECTUS SUPPLEMENT DATED JANUARY 14, 2002

This Supplement revises certain information for the PBHG IRA Capital Preservation Fund contained in the Prospectus dated January 14, 2002. You should retain your Prospectus and all Supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-433-0051.

The bar chart on page 15 is replaced with the following:

                          ----------------------------
                          CALENDAR YEAR TOTAL RETURNS*

                                   2000 6.78%
                                   2001 6.05%

Prior to the date of this Prospectus, the Fund had an October 31 fiscal year end. The Fund now has a March 31 fiscal year end. The Fund's year-to-date return as of 12/31/01 was 6.05%.

                          ------------------------------
                          BEST QUARTER:  Q3 2000   1.74%
                          WORST QUARTER: Q4 2001   1.29%

The "Average Annual Total Returns as of 12/31/01" table on page 16 is replaced with the following:

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01
                                                    Past 1     Since Inception
                                                     Year         (8/31/99)
--------------------------------------------------------------------------------

 IRA Capital Preservation Fund - PBHG Class*         6.05%          6.48%
 Ryan 5-Year GIC Master Index                        6.61%          6.58%
 Lipper Money Market Funds Index                     3.80%          4.90%

* Data includes performance of the Fund's predecessor, whose inception date was August 31, 1999.